UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 15, 2026

NOVAVAX, INC.

(Exact name of registrant as specified in charter)

Delaware	0-26770	22-2816046
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

21 Firstfield Road

Gaithersburg, Maryland 20878

(Address of Principal Executive Offices, including Zip Code)

(240) 268-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 per share	NVAX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into Material Definitive Agreements.

License Agreement

On January 15, 2026, (the “Effective Date”), Novavax, Inc. (the “Company”) entered into a License and Option Agreement (the “License and Option Agreement”) with Pfizer Inc. (“Pfizer”), collectively (the “Parties”). The License and Option Agreement provides a non-exclusive, worldwide, license, to the Company’s Matrix-MTM adjuvant technology (the “Matrix-M Technology”) for Pfizer to research, develop, and commercialize the Matrix-M Technology for use in vaccine products in at least one and up to two infectious diseases. The first field, (the “First Field”) has already been selected and the second field, (the “Second Field”), is to be chosen at Pfizer’s option, with certain limitations specified below (collectively, the “Fields”).

Under the License and Option Agreement, Pfizer shall have control of all matters relating to the development, manufacture and commercialization of any products that contain the adjuvant apart from the delivery and supply of the Adjuvant as detailed in the supply agreements which are contemplated under the License Option Agreement that the Parties intend to enter into.

Second Field Option

The License and Option Agreement provides Pfizer the opportunity to license the Matrix-M technology in a Second Field that has not yet been specified but that Pfizer may designate at any time during the term (as specified in the License and Option Agreement). The Second Field may pertain to any infectious disease, so long as the Company does not already have a relevant IND filed or has previously granted an exclusive license or similar right pertaining to such infectious disease that would preclude such grant.

Upfront Payments; Milestones; and Royalties

Pursuant to the License Agreement, the Company will receive an upfront payment of $30 million in the first quarter of 2026. The Company is eligible to receive up to an additional $500 million in milestone payments under the License Agreement comprised of: (i) up to $70 million in development milestones for each of the Fields; and (ii) up to $180 million in sales milestones for each of the Fields.

In addition to the potential milestone payments, the Company is eligible to receive tiered high mid-single digit percentage royalties on quarterly net sales on a product-by-product country-by-country basis. The term of such royalties would extend from the first commercial sale of such product until the later of (i) twenty years or (ii) the product is no longer covered by a valid patent right. Assuming commercialization by Pfizer of a product in the First Field, the transaction has the potential to generate billions of dollars of revenue for the Company over the life of the License and Option Agreement.

The foregoing description of the License and Option Agreement does not purport to be complete and is qualified in its entirety by reference to the License and Option Agreement, which will be filed with the Securities and Exchange Commission as an exhibit to the Company’s Annual Report on Form 10-K for the year ending December 31, 2025.

Cautionary Note Regarding Forward-Looking Statements.

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Any statements in this Current Report about expectations, beliefs, plans, objectives, assumptions, or future events or performance of the Company are not historical facts and are forward-looking statements. Such forward-looking statements include, without limitation, statements regarding potential milestone payments and royalties, future vaccines made with the Company’s Matrix-MTM adjuvant technology, future supply agreements between the parties and the anticipated benefits of the transactions described herein, including the potential to generate revenue for the Company. Generally, forward-looking statements can be identified through the use of words or phrases such as “believe,” “may,” “could,” “will,” “would,” “possible,” “potential,” “can,” “estimate,” “continue,” “ongoing,” “consider,” “anticipate,” “intend,” “seek,” “plan,” “project,” “expect,” “should,” “would,” “aim,” or “assume,” the negative of these terms, or other comparable terminology, although not all forward-looking statements contain these words.

Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on Novavax’s current beliefs and expectations about the future of our business, events and trends, and other future conditions. Forward-looking statements involve estimates, assumptions, risks, and uncertainties that could cause actual results or outcomes to differ materially from those expressed or implied in any forward-looking statements, and, therefore, you should not place considerable reliance on any such forward-looking statements. Such risks and uncertainties include, without limitation, the Company’s and Pfizer’s ability to successfully implement the transactions contemplated by the License and Option Agreement, including the ability to transition key processes and effect technology transfers; Pfizer’s ability to successfully develop or commercialize vaccine products in the either of the Fields under the License and Option Agreement; challenges satisfying, alone or together with partners, various safety, efficacy and product characterization requirements, including those related to process qualification and assay validation, necessary to satisfy applicable regulatory authorities; difficulty obtaining scarce raw materials and supplies; resource constraints, including human capital and manufacturing capacity, on the ability of Pfizer to pursue planned regulatory pathways; challenges or delays in obtaining regulatory authorization for a JN.1 protein-based COVID-19 vaccine or for future COVID-19 variant strain changes; challenges or delays in clinical trials; manufacturing, distribution or export delays or challenges; and other risks and uncertainties identified in Part I, Item 1A “Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2024, filed with the Securities and Exchange Commission (“SEC”) on February 27, 2025, as updated by the information in Part II, Item 1A “Risk Factors” in our subsequent Quarterly Reports on Form 10-Q which may be further detailed and modified or updated in other documents we file with the SEC from time to time, and are available at www.sec.gov and at www.novavax.com. You are encouraged to read these filings as they are made.

The Company cannot guarantee future results, events, level of activity, performance, or achievement. Any or all of the Company's forward-looking statements in this Current Report on Form 8-K may turn out to be inaccurate or materially different from actual results. Further, any forward-looking statement speaks only as of the date when it is made, and the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law. New factors emerge from time to time, and it is not possible for the Company to predict which factors will arise. In addition, the Company cannot assess the impact of each factor on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Novavax, Inc.

Date: January 20, 2026	By:	/s/ Mark J. Casey
	Name:	Mark J. Casey
	Title:	Executive Vice President, Chief Legal Officer and Corporate Secretary